UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Institutional Large-Cap Growth Fund	June 30, 2009

Highlights

• U.S. equities staged an impressive rally after sinking to a cyclical low in early March.

• The fund delivered a substantial gain for the first six months of the year, surpassing the benchmark Russell index and its Lipper peer group during the period.

• Our strong relative results reflected positive stock selection in technology, consumer discretionary, energy, and financial services shares.

• The challenge going forward will be to identify the companies and industries that are positioned to thrive despite a global dynamic characterized by slower consumer demand and weaker economic growth.

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

U.S. equities staged an impressive rally after sinking to a cyclical low in early March. The rebound occurred against the backdrop of a dismal 12-month period for stocks but resulted in a substantial gain for fund investors over the six months ended June 30, 2009. Fund performance outpaced the broad market by a significant margin.

The Institutional Large-Cap Growth Fund posted a gain of 21.37% during the past six months compared with a return of 11.53% for the benchmark Russell 1000 Growth Index. The fund’s excellent six-month performance was also well ahead of that of the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds. The fund’s strong relative results reflected positive stock selection in technology, consumer discretionary, energy, and financial services shares.

Market Environment

After plummeting in the fall of 2008, global equity markets attempted a recovery in December before faltering again at the beginning of 2009. Investors remained concerned about the weakening economy and the tottering banking and financial system. At its nadir on March 9, 2009, the broad S&P 500 Index was off about 25% from its level at the start of the year.

In mid-March, the Federal Reserve pledged to buy $300 billion in longer-term U.S. government debt by the fall in an effort to hold mortgage rates down and provide the financial system with liquidity. The Fed also indicated that short-term interest rates were likely to remain near 0% until an economic revival was under way or signs of inflation surfaced.

Renewed confidence in the Fed’s willingness to aggressively address deflationary risks allowed investors to develop confidence that the worst of the crisis was finally behind us. Stocks rebounded sharply, driving the S&P 500 up about 40% before it pulled back from its peak for the year in late June. As signs emerged that the economy was stabilizing, the investment environment assumed a more positive tone, with riskier asset classes performing best in recent months. Credit spreads have narrowed in the bond markets, and overall liquidity has improved. Markets were also relieved that the federal government’s “stress test” results for 19 of the largest U.S. banks were not as bad as feared. In the wake of the results, most major financial institutions raised additional private equity capital, and many leading banks repaid Troubled Asset Relief Program funds. Financials, the worst-performing sector in the first quarter, was the strongest sector in the second.

Unemployment continued to climb throughout the first half and is likely to rise further in the months ahead. However, the pace of job losses is slowing. While unemployment is a lagging indicator, many leading indicators—including consumer confidence and industrial production—have bounced from their lows. Signs of stabilization have also begun to appear in housing, particularly at the lower end where credits for first-time homebuyers have helped. In general, signs have begun to suggest that a gradual process of stabilization and recovery is likely under way.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash flow growth, drives your portfolio’s long-term results. This strategy looks for businesses that dominate a lucrative niche, often giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices we believe will generate compelling returns.

Investment Review

Fund performance during the period under review benefited from our strategy of emphasizing exposure to what we consider to be true growth companies. While more defensive but slower-growing stocks and sectors such as consumer staples held up relatively well in the downturn, our most rapidly growing companies have delivered the strongest performance during the rebound. Many of them benefit from the marriage of mobile communications and the Internet. The trend toward smart-phones, which now account for about 10% of handset units sold globally, sparked growth in key holdings Apple, Research In Motion, and Qualcomm. Internet leaders Amazon.com and Google continued to grow their respective market shares of e-commerce and online advertising despite the headwinds they faced from declining retail sales and advertising. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We positioned the portfolio to take advantage of economic stabilization and eventual recovery with sectors that are sensitive to the economic cycle, including semiconductor makers Marvell Technology and Broadcom; travel and leisure companies Marriott and Expedia; and energy stocks Petroleo Brasileiro, Suncor Energy, and Schlumberger—all of which appreciated sharply during the period.

In financial services, capital markets-focused businesses such as Goldman Sachs and Morgan Stanley responded well to equity issuances, reduced risk of a general failure of the financial system, and improved market activity. We started new positions in JPMorgan Chase and American Express following the addition of Wells Fargo to the portfolio late in 2008. We believe that a banking growth cycle will begin by late 2010, driven by peaking provisions for loan losses, less competition for borrowers, and better terms for lenders. We bought these companies at price/earnings multiples of only four to five times our estimates of normalized earnings power, which we expect to be reached as early as 2012.

Acquisitions also boosted fund performance during the past six months. Roche bought our longtime holding Genentech, Pfizer announced its intention to acquire Wyeth, and in the energy sector, Exelon has made a hostile bid for NRG Energy—which was recently rejected by NRG’s Board of Directors.

On a negative note, government preparations for health care reform have dogged that sector. In addition, health care as a group normally underperforms other sectors in the early stages of an economic recovery. Accordingly, we did not redeploy acquisition proceeds back into this area. Health care had been one of our largest overweights versus the benchmark index at the beginning of the year, but we are now slightly underweight the sector.

Going forward, we will continue to carefully evaluate health care themes that can thrive despite reform-related pressures. We seek to own companies that will benefit from public and corporate cost control initiatives such as Medco, as well as companies that offer unique clinical outcomes through innovative drugs or equipment, including Gilead Sciences and Celgene. We have recently taken a position in Intuitive Surgical, which designs and manufactures the da Vinci Surgical Systems. The stock had come under pressure amid doubts about doctors’ and hospitals’ willingness to buy Intuitive’s $1.4 million surgical robot in a challenging economic environment. Our research suggests that Intuitive’s robot delivers superior clinical results and will be used in an increasing number of procedures. We believe near-term concerns about hospital capital expenditures have provided an opportunity to buy a leading growth company at an unusually attractive price.

Outlook

The systemic risks that plagued the markets in 2008 and earlier this year have eased. In the months ahead, we believe that concrete signs of an economic upturn will be necessary to propel the equity markets further. It is our view that this scenario is likely to unfold, and we have positioned the portfolio for a period of stabilization and modest recovery, which we expect to occur late this year or early in 2010.

We are aware of the existing headwinds that threaten any potential recovery. Consumer demand, roughly two-thirds of the U.S. economy, is likely to remain tepid. Savings rates have been rising rapidly and are now above 6%. The deleveraging of consumer debt continues apace and will trump a return to old spending patterns. The new frugality bodes well for value-conscious merchants such as Wal-Mart, Kohl’s, and Amazon.com, another holding mentioned earlier.

Despite these palpable challenges to the U.S. and global economies, we believe stocks are currently attractive. Interest rates and inflation are low, valuations are reasonable, and the outlook for corporate profits is improving. We acknowledge the negatives already discussed, plus others including mounting government deficits, our aging population, expanding entitlement programs, and a generally more activist government. But we are also aware that the average annual return for the S&P 500 Index during the 10 years ended June 30, 2009, is -2.22%, including dividends—a paltry performance compared with its historical average annual return of more than 10%, according to Standard & Poor’s. (We should note that S&P initiated its index in 1923 with 90 stocks and expanded it to 500 stocks in 1957. Computer analysis has allowed market watchers to backdate results for the S&P 500 to 1918.) There is no guarantee that we will see a reversion to the historical mean any time soon, but we believe it will eventually take place.

In this slower-growth environment, the challenge will be to identify which companies are likely to benefit most from the evolving dynamic—which companies will gain market share and participate best in growing new markets. Companies will find it more difficult to generate attractive, consistent, sustainable growth in the environment taking shape than they did when results were aided by the tailwinds of a global economic boom and cheap credit fueled acquisitions and buybacks. Our job is to identify which companies can outpace their competition in the months and years ahead.

We aspire to be successful in this endeavor and reward the confidence of our investors.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Joseph B. Fath
Associate portfolio manager

July 24, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2009 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/09	Value 12/31/08
T. Rowe Price Reserve Investment Fund, 0.41%	¤	¤	$ 33	$ 7,231	$ 4,169
Totals			$ 33	$ 7,231	$ 4,169

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$7,231
Dividend income	33
Interest income	–
Investment income	$ 33
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2009 (Unaudited)
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,208,468)	$ 1,235,804
Receivable for investment securities sold	9,734
Receivable for shares sold	1,903
Dividends and interest receivable	689
Other assets	23
Total assets	1,248,153
Liabilities	
Payable for investment securities purchased	6,238
Payable for shares redeemed	1,389
Investment management fees payable	568
Due to affiliates	8
Other liabilities	26
Total liabilities	8,229
NET ASSETS	**$ 1,239,924**
Net Assets Consist of:	
Undistributed net investment income	$ 1,231
Accumulated undistributed net realized loss	(409,308)
Net unrealized gain	27,336
Paid-in capital applicable to 110,767,752 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,620,665
NET ASSETS	**$ 1,239,924**
NET ASSET VALUE PER SHARE	**$ 11.19**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/09
Investment Income (Loss)	
Dividend income	$ 4,258
Expenses	
Investment management	2,867
Shareholder servicing	2
Prospectus and shareholder reports	14
Custody and accounting	83
Registration	20
Legal and audit	10
Directors	5
Miscellaneous	7
Repayments of fees and expenses	
Investment management fee repaid	19
Total expenses	3,027
Net investment income	1,231
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(142,435)
Foreign currency transactions	(1)
Net realized loss	(142,436)
Change in net unrealized gain on securities	354,301
Net realized and unrealized gain	211,865
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 213,096**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2009 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009 the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $18,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009 the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The fund’s investments are summarized by level, based on the inputs used to determine their values. On June 30, 2009, all of the fund’s investments were classified as Level 1.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $379,572,000 and $312,949,000 respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $93,142,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $142,918,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2011. During the limitation period, the manager is required to waive its management fee and reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.58% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2013. Pursuant to this agreement, management fees in the amount of $19,000 were repaid to the manager during the six months ended June 30, 2009. Including these amounts, management fees waived in the amount of $10,000 remain subject to repayment at June 30, 2009.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 209,492 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including expense reimbursements to the Manager by the fund) was at or below the median for comparable funds and that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009